Exhibit 99


                    Chemed Reports Third-Quarter 2006 Results


     CINCINNATI--(BUSINESS WIRE)--Oct. 26, 2006--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation's largest provider of end-of-life care, and Roto-Rooter, the nation's largest commercial and residential plumbing and drain cleaning services provider, today reported financial results for its third quarter ended September 30, 2006, versus the comparable prior-year period, as follows:

     Consolidated operating results from Continuing Operations:

     --   Revenue increased 8.5% to $253 million

     --   Diluted EPS from Continuing Operations of $.38

     -- Adjusted diluted EPS from Continuing Operations, excluding certain items, of $.48

     VITAS segment operating results:

     -- Net Patient Revenue of $175 million, up 9.0%, including $5.5 million of Medicare Cap accrual

     --   Average Daily Census (ADC) of 11,213, up 9.3%

     --   Admissions of 12,753, an increase of 3.1%

     --   Average Length of Stay in the quarter was 71.0 days

     --   Net income of $7.8 million, a decline of 33.1%

     --   Adjusted EBITDA of $19.4 million, a decline of 6.1%

     Roto-Rooter segment operating results:

     --   Revenue of $78 million, an increase of 7.5%

     --   Job count of 198,394, up 0.4%

     --   Net Income of $8.5 million, up 20.2%

     --   Adjusted EBITDA of $12.9 million, an increase of 11.4%

     In the third quarter of 2006, VITAS recorded a Medicare contractual billing adjustment (Medicare Cap). This accrual reduced revenues by $5.5 million and negatively impacted diluted EPS in the quarter by $0.13 per share.

     Medicare Cap is currently impacting three hospice programs in the third quarter of 2006. The Phoenix program, acquired in December 2004, recorded an estimated Medicare Cap billing limitation of $2.9 million. The remaining two programs recorded $1.6 million of Medicare Cap in the third quarter of 2006.

     The third-quarter 2006 Medicare Cap accrual includes an additional $1.0 million for estimated prior-year billing limitations resulting from the Fiscal Intermediary reallocating admissions for deceased Medicare patients who received hospice care from multiple providers. Of this prior-year billing, $0.5 million is for one of the programs noted above and $0.5 million is estimated for a program not anticipated to have a billing restriction in calendar year 2006.

     VITAS is in the process of exiting the hospice market in Phoenix, Arizona. VITAS has been successful in growing admissions of terminally ill patients who reside primarily in assisted living settings within the Phoenix community. Patients residing in these types of facilities tend to exit curative care and enter into hospice early on into their terminal illness diagnosis. The current Medicare hospice reimbursement program limits payment for hospice care when a significant portion of the patient census enters into hospice in the early stage of their terminal diagnosis. Although VITAS, on average, has relatively short average and median lengths of stay in the majority of its programs, each program is measured separately and cannot be considered in the aggregate of its hospice programs under common control and ownership.

     The Phoenix program had an average daily census of approximately 200 patients in the third quarter of 2006. Revenue and operating losses for Phoenix in the third quarter of 2006 were a negative $0.5 million and $4.8 million, respectively. Included in this operating loss is a $2.4 million charge for asset impairment. On a year-to-date basis, revenue and operating losses aggregated $2.5 million and $5.8 million, respectively, including $4.6 million of revenue reduction for Medicare billing limitations and $2.4 million for asset impairment.

     Historically, VITAS' operating model has been able to avoid any Medicare billing limitations. This had been achieved by admitting a significant number of high acuity patients, those patients in the later stage of their terminal illness. High acuity intakes are reflected in VITAS' overall median length of stay (MLOS), which is typically 14 days or less. MLOS means that half of all patients admitted to VITAS are discharged in 14 days or less of entering the program. This compares to the National Hospice and Palliative Care Organization's (NHPCO) industry MLOS estimate of 22 days.

     Typically, VITAS hospice programs with the lowest MLOS also have the highest percentage of cap cushion. VITAS defines cap cushion as the difference between the maximum Medicare billing potential based upon total first-time Medicare hospice admissions and the actual Medicare billings in a program.

     In most of VITAS' base programs, the MLOS, average daily census, admissions and discharges are relatively stable and predictable quarter to quarter. However, programs experiencing exceptionally strong growth rates are inherently more volatile and will have significant fluctuations in these metrics. This volatility increases the potential for a sudden shift in metrics in any given quarter. A severe decline in admissions and/or discharges could result in the program having a less optimal patient mix and potentially having Medicare billing limitations. To the extent the program has a predictable level of high acuity patient admissions, the program's patient mix has a high probability of being rebalanced and continuing to contractually bill Medicare for 100% of services provided. From a business model perspective, hospice programs that are slightly above or below the Medicare Cap are essentially maximizing revenue, profitability and operating margin for that program.

     Given the industry trend to longer lengths of stay, it is highly probable that VITAS' hospice programs will continue to expand Medicare billings on a per patient basis. As this trend of revenue growth continues, certain hospice programs have increased potential of being in a Medicare contractual billing limitation situation. The Company believes its relatively low MLOS in the majority of its hospice programs provides a competitive advantage to minimize the financial impact of Medicare Cap as well as limit the duration of time the program remains in a Medicare Cap situation.

     VITAS

     VITAS generated net revenue growth of 9.0% over the prior-year period. Net income for the quarter was $7.8 million. Medicare cap accruals negatively impacted revenue by $5.5 million and reduced net income by $3.5 million. ADC increased 9.3% to 11,213 and admissions increased 3.1% to 12,753.

     Admissions for VITAS have been abnormally low in the second and third quarters of 2006. This has resulted in a slowing of overall ADC growth over the past six months. The lower than anticipated ADC growth negatively impacted gross margins in the quarter. Routine home care direct gross margins, before the reduction in revenue from contractual billing limitations, were 49.1%, a decline of 130 basis points over the prior year. Continuous care direct gross margins were 17.5%, a decline of 60 basis points when compared to the prior year and inpatient direct care margins were 16.5% in the quarter, which are 480 basis points below the prior-year period. These margin declines are primarily the result of increased manpower and labor capacity relative to ADC. Given the inherent difficulty in hiring and retaining qualified healthcare professionals, management continued to build manpower in anticipation of an increase in admissions and overall census in the majority of its programs in the fourth quarter of 2006.

     Central support costs for VITAS, which are classified as selling, general and administrative expenses in the Consolidating Statement of Income, totaled $13.6 million, including $0.3 million in OIG investigation legal expenses. Excluding the OIG expense, central support costs decreased 172 basis points when compared to the prior-year quarter and decreased 66 basis points sequentially.

     VITAS' average length of stay (ALOS) for patients discharged in the quarter was 71.0 days and median length of stay was 14 days. This compares to an ALOS of
68.0 days in the second quarter of 2006 and 66.5 days in the third quarter of 2005.

     Roto-Rooter

     Roto-Rooter's plumbing and drain cleaning business generated sales of $78 million for the third quarter of 2006, 7.5% higher than the $73 million reported in the comparable prior-year quarter. Net income for the quarter was $8.5 million, an increase of 20.2% over the prior year. Adjusted EBITDA in the third quarter of 2006 totaled $12.9 million, an increase of 11.4% over the third quarter of 2005 and an adjusted EBITDA margin of 16.5%, an increase of 57 basis points over the prior-year period.

     Job count in the third quarter of 2006 decreased 0.4% over the prior-year period. Commercial plumbing job count decreased 2.7% and commercial drain cleaning decreased 2.6% over the prior-year quarter. Residential plumbing jobs increased 0.7% and residential drain cleaning jobs expanded 0.7% when compared to the third quarter of 2005. Overall, commercial jobs decreased 2.6% and residential jobs increased 0.7%. Year to date, commercial jobs increased 1.3% and residential jobs increased 0.5%.

     Guidance for 2006

     VITAS is estimated to generate full-year revenue growth from continuing operations, prior to Medicare Cap, of 14.0% to 14.5%, increased admissions of 5.0% to 5.5%, increased ADC of 10.0% to 11.0% and adjusted EBITDA margins, prior to Medicare Cap, of 12.9% to 13.2%. This guidance assumes a Medicare price increase that will average 3.8% in the fourth quarter of 2006.

     Full-year Medicare contractual billing limitations, excluding Phoenix, which is anticipated to be classified as a discontinued operation in the fourth quarter of 2006, are estimated to range from $5.7 million to $8.6 million, which equates to revenue reduction of 80 to 120 basis points.

     Roto-Rooter is estimated to generate a 6.0% to 7.0% increase in revenue in 2006, job count growth between 0.5% and 1.0% and adjusted EBITDA margins averaging between 16.5% and 17.0%.

     Based upon these factors, an effective tax rate of 39% and average diluted share count of 26.7 million in the second half of 2006, our expectation is that full-year 2006 earnings per diluted share from continuing operations, excluding any charges or credits not indicative of ongoing operations, and excluding expense for stock options, will be in the range of $2.00 to $2.10. This earnings per share guidance includes $.13 to $.20 for the after-tax impact of Medicare Cap related to continuing operations.

     Conference Call

     Chemed will host a conference call and webcast at 11 a.m., ET, on Friday, October 27, 2006, to discuss the company's quarterly results and provide an update on its business. The dial-in number for the conference call is (866) 314-4865 for U.S. and Canadian participants and (617) 213-8050 for international participants. The participant passcode is 37819056. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

     A taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay passcode is 21945810. An archived webcast will also be available at www.chemed.com and will remain available for 14 days following the live call.

     Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 11,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

     Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in Indonesia, Singapore, Japan, Mexico and the Philippines.

     This press release contains information about Chemed's EBITDA and Adjusted EBITDA, which are not measures derived in accordance with generally accepted accounting principles and which exclude components that are important to understanding Chemed's financial performance. Chemed provides EBITDA and Adjusted EBITDA to help investors and others evaluate its operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed's EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. A reconciliation of Chemed's net income to its Adjusted EBITDA is presented in the tables following the text of this press release.

     Forward-Looking Statements

     Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed's dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed's most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        CONSOLIDATED STATEMENT OF INCOME
                (in thousands, except per share data)(unaudited)

                               Three Months Ended   Nine Months Ended
                                 September 30,        September 30,
                              -------------------- -------------------
                                2006       2005      2006      2005
                              ---------- --------- --------- ---------
 Continuing Operations (aa)
     Service revenues and
      sales                    $253,202  $233,328  $749,223  $678,274
                              ---------- --------- --------- ---------
     Cost of services provided
      and goods sold (bb)       187,190   165,229   546,012   479,301
     Selling, general and
      administrative expenses
      (bb)                       39,160    38,423   116,279   114,981
     Depreciation                 4,200     4,086    12,465    11,934
     Amortization                 1,421     1,248     4,234     3,671
     Other expenses -- net
      (bb)                        2,692      (130)    2,692      (801)
                              ---------- --------- --------- ---------
      Total costs and expenses  234,663   208,856   681,682   609,086
                              ---------- --------- --------- ---------
      Income from operations     18,539    24,472    67,541    69,188
     Interest expense            (4,081)   (5,147)  (13,726)  (16,021)
     Loss from impairment of
      investment                 (1,445)        -    (1,445)        -
     Loss on extinguishment of
      debt                            -         -      (430)   (3,971)
     Other income--net              715     1,317     2,734     2,644
                              ---------- --------- --------- ---------
      Income before income
       taxes                     13,728    20,642    54,674    51,840
     Income taxes                (3,541)   (6,010)  (19,430)  (18,192)
                              ---------- --------- --------- ---------
      Income from continuing
       operations                10,187    14,632    35,244    33,648
 Discontinued Operations (cc)    (2,226)        -    (2,226)   (2,015)
                              ---------- --------- --------- ---------
 Net Income                    $  7,961  $ 14,632  $ 33,018  $ 31,633
                              ========== ========= ========= =========

 Earnings Per Share
     Income from continuing
      operations               $   0.39  $   0.57  $   1.35  $   1.32
                              ========== ========= ========= =========
     Net income                $   0.30  $   0.57  $   1.26  $   1.24
                              ========== ========= ========= =========
     Average number of shares
      outstanding                26,190    25,719    26,147    25,453
                              ========== ========= ========= =========
 Diluted Earnings Per Share
     Income from continuing
      operations               $   0.38  $   0.55  $   1.32  $   1.28
                              ========== ========= ========= =========
     Net income                $   0.30  $   0.55  $   1.23  $   1.21
                              ========== ========= ========= =========
     Average number of shares
      outstanding                26,633    26,401    26,750    26,202
                              ========== ========= ========= =========

--------------------------------
 (aa) Amounts include the operating results of the VITAS Phoenix business, which will be sold or closed in the next several months (in thousands):

                               Three Months Ended   Nine Months Ended
                                 September 30,        September 30,
                              -------------------- -------------------
                                2006       2005      2006      2005
                              ---------- --------- --------- ---------
     Service revenues          $   (493) $  2,436  $  2,539  $  8,043
     Income/(loss) before
      income taxes               (2,401)      592    (3,348)    2,530
     Income/(loss) from
      continuing operations      (1,333)      336    (1,864)    1,420
          Service revenues include Medicare cap reductions of $2,891,000 and $4,632,000, respectively, for the three- and nine-month periods ended September 30, 2006. The above income/(loss) amounts exclude the asset impairment charges related to VITAS Phoenix, shown in note (bb), below.

(bb) Amounts include the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                               Three Months Ended   Nine Months Ended
                                 September 30,        September 30,
                              -------------------- -------------------
                                2006       2005      2006      2005
                              ---------- --------- --------- ---------
     Cost of services provided
      and goods sold
       Favorable adjustment to
        casualty insurance
        accruals related to
        prior years'
        experience             $      -  $      -  $      -  $  1,663
     Selling, general and
      administrative expenses
       Stock option expense        (597)        -      (615)     (215)
       Costs associated with
        OIG investigation          (344)     (310)     (818)     (564)
       Long-term incentive
        compensation                  -         -         -    (2,946)
     Other expenses -- net
       Asset impairment
        charges related to
        selling or closing
        VITAS' Phoenix
        operation                (2,419)        -    (2,419)        -
       Costs related to class
        action litigation          (273)        -      (273)        -
       Adjustments to
        transaction-related
        costs of the VITAS
        acquisition                   -       130         -       801
     Loss from impairment of
      investment                 (1,445)        -    (1,445)        -
     Loss on extinguishment of
      debt                            -         -      (430)   (3,971)
                              ---------- --------- --------- ---------
          Pretax impact on
           earnings              (5,078)     (180)   (6,000)   (5,232)
     Income tax
      benefit/(charge) on the
      above                       2,044       118     2,387     2,188
     Income tax benefit from
      finalizing prior years'
      returns                     1,791     1,787     1,791     1,787
                              ---------- --------- --------- ---------
          Aftertax impact on
           earnings            $ (1,243) $  1,725  $ (1,822) $ (1,257)
                              ========== ========= ========= =========

(cc) Discontinued operations for 2006 included accrual adjustments for expenses related to the sale of Patient Care in 2002
      ($1,466,000) and DuBois Chemicals in 1991 ($760,000). For 2005,
      discontinued operations represent the results of operations and loss on disposal of Service America.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEET
                (in thousands, except per share data)(unaudited)

                                                      September 30,
                                                   -------------------
                                                     2006    2005 (cc)
                                                   --------- ---------
 Assets
   Current assets
       Cash and cash equivalents                   $  5,414  $ 37,575
       Accounts receivable less allowances          104,240    84,472
       Inventories                                    6,381     7,252
       Current deferred income taxes                 25,461    21,486
       Prepaid income taxes                           5,642     8,112
       Current assets of discontinued operations          -     3,112
       Prepaid expenses and other current assets      5,844     7,186
                                                   --------- ---------
          Total current assets                      152,982   169,195
   Investments of deferred compensation plans held
    in trust                                         24,278    21,072
   Other investments                                      -     1,445
   Note receivable                                   12,500    12,500
   Properties and equipment, at cost less
    accumulated depreciation                         68,616    62,687
   Identifiable intangible assets less accumulated
    amortization                                     69,880    73,892
   Goodwill                                         434,066   434,559
   Noncurrent assets of discontinued operations           -       287
   Other assets                                      19,459    22,111
                                                   --------- ---------
              Total Assets                         $781,781  $797,748
                                                   ========= =========

 Liabilities
   Current liabilities
       Accounts payable                            $ 45,745  $ 45,401
       Current portion of long-term debt                207     1,123
       Income taxes                                   4,903     5,830
       Accrued insurance                             41,368    28,634
       Accrued compensation                          32,429    28,988
       Current liabilities of discontinued
        operations                                        -     6,301
       Other current liabilities                     27,460    24,270
                                                   --------- ---------
          Total current liabilities                 152,112   140,547
   Deferred income taxes                             20,570    18,880
   Long-term debt                                   165,796   234,327
   Deferred compensation liabilities                 23,932    20,991
   Noncurrent liabilities of discontinued
    operations                                            -       411
   Other liabilities                                  3,929     7,044
                                                   --------- ---------
              Total Liabilities                     366,339   422,200
                                                   --------- ---------

 Stockholders' Equity
   Capital stock                                     28,810    28,021
   Paid-in capital                                  250,373   223,114
   Retained earnings                                199,467   168,564
   Treasury stock, at cost                          (65,555)  (45,757)
   Unearned compensation                                  -      (202)
   Deferred compensation payable in Company stock     2,402     2,354
   Notes receivable for shares sold                     (55)     (546)
                                                   --------- ---------
              Total Stockholders' Equity            415,442   375,548
                                                   --------- ---------
              Total Liabilities and Stockholders'
               Equity                              $781,781  $797,748
                                                   ========= =========

 Book Value Per Share                              $  15.89  $  14.58
                                                   ========= =========

---------------------------------------------------
  (cc) Reclassified to conform to 2006 presentation.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (in thousands)

                                                   Nine Months Ended
                                                     September 30,
                                                  --------------------
                                                    2006      2005
                                                  --------- ----------
 Cash Flows from Operating Activities
   Net income                                     $ 33,018  $  31,633
   Adjustments to reconcile net income to net
    cash provided by operating activities:
       Depreciation and amortization                16,699     15,605
       Provision for uncollectible accounts
        receivable                                   6,003      5,352
       Losses on asset impairments                   3,864          -
       Discontinued operations                       2,226      2,015
       Amortization of debt issuance costs           1,325      1,395
       Provision for deferred income taxes          (1,233)    (1,176)
       Write off unamortized debt issuance costs       430      2,871
       Noncash long-term incentive compensation          -      2,574
       Changes in operating assets and
        liabilities, excluding amounts acquired
        in business combinations:
           Increase in accounts receivable         (17,545)   (25,264)
           Decrease/(increase) in inventories          118       (233)
           Decrease in prepaid expenses and other
            current assets                           2,673      2,656
           Decrease in accounts payable and other
            current liabilities                    (16,147)    (3,584)
           Increase in income taxes                 10,636     11,827
           Increase in other assets                   (248)    (2,876)
           Increase in other liabilities             2,403      1,464
       Excess tax benefit on share-based
        compensation                                (4,943)         -
       Noncash expense of internally financed
        ESOP                                             -        858
       Other sources                                 1,374        479
                                                  --------- ----------
         Net cash provided by continuing
          operations                                40,653     45,596
         Net cash used by discontinued operations        -     (1,559)
                                                  --------- ----------
         Net cash provided by operating
          activities                                40,653     44,037
                                                  --------- ----------
 Cash Flows from Investing Activities
   Capital expenditures                            (16,207)   (18,874)
   Net uses from disposals of discontinued
    operations                                      (3,360)    (7,145)
   Business combinations, net of cash acquired      (1,489)    (5,680)
   Proceeds from sales of property and equipment       287        125
   Other uses                                         (553)      (232)
                                                  --------- ----------
       Net cash used by investing activities       (21,322)   (31,806)
                                                  --------- ----------
 Cash Flows from Financing Activities
   Repayment of long-term debt                     (84,500)  (141,245)
   Net increase in revolving line of credit         15,400          -
   Purchases of treasury stock                      (8,253)    (4,390)
   Excess tax benefit on share-based compensation    4,943          -
   Dividends paid                                   (4,739)    (4,611)
   Issuance of capital stock, net of issuance
    costs                                            3,854     10,009
   Increase in cash overdraft payable                2,145     10,684
   Debt issuance costs                                (154)    (1,755)
   Proceeds from issuance of long-term debt              -     85,000
   Other sources                                       254        204
                                                  --------- ----------
       Net cash used by financing activities       (71,050)   (46,104)
                                                  --------- ----------
 Decreasein Cash and Cash Equivalents             (51,719)   (33,873)
 Cash and cash equivalents at beginning of year     57,133     71,448
                                                  --------- ----------
 Cash and cash equivalents at end of period       $  5,414  $  37,575
                                                  ========= ==========


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        CONSOLIDATING STATEMENT OF INCOME
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                            (in thousands)(unaudited)

                                                            Chemed
                        VITAS    Roto-Rooter  Corporate  Consolidated
                      --------- ------------ ---------- --------------
2006
---------------------
 Service revenues and
  sales               $174,795  $    78,407  $       -  $     253,202
                      --------- ------------ ---------- --------------
 Cost of services
  provided and goods
  sold                 144,410       42,780          -        187,190
 Selling, general and
  administrative
  expenses(a)           13,639       22,376      3,145         39,160
 Depreciation            2,217        1,900         83          4,200
 Amortization            1,050           16        355          1,421
 Other expenses -
  net(a)                 2,692            -          -          2,692
                      --------- ------------ ---------- --------------
    Total costs and
     expenses          164,008       67,072      3,583        234,663
                      --------- ------------ ---------- --------------
    Income/(loss) from
     operations         10,787       11,335     (3,583)        18,539
 Interest expense          (87)           1     (3,995)        (4,081)
 Intercompany interest
  income/(expense)       1,397        1,088     (2,485)             -
 Loss from impairment
  of investment(a)           -            -     (1,445)        (1,445)
 Other income--net           5          179        531            715
                      --------- ------------ ---------- --------------
    Income/(loss)
     before income
     taxes              12,102       12,603    (10,977)        13,728
 Income taxes(a)        (4,304)      (4,094)     4,857         (3,541)
                      --------- ------------ ---------- --------------
 Income/(loss) from
  continuing
  operations             7,798        8,509     (6,120)        10,187
 Discontinued
  operations                 -            -     (2,226)        (2,226)
                      --------- ------------ ---------- --------------
    Net income/(loss) $  7,798  $     8,509  $  (8,346) $       7,961
                      ========= ============ ========== ==============

2005
---------------------
 Service revenues and
  sales               $160,408  $    72,920  $       -  $     233,328
                      --------- ------------ ---------- --------------
 Cost of services
  provided and goods
  sold                 125,629       39,600          -        165,229
 Selling, general and
  administrative
  expenses(b)           13,837       21,738      2,848         38,423
 Depreciation            1,922        2,091         73          4,086
 Amortization              984           21        243          1,248
 Other expenses -
  net(b)                     -            -       (130)          (130)
                      --------- ------------ ---------- --------------
    Total costs and
     expenses          142,372       63,450      3,034        208,856
                      --------- ------------ ---------- --------------
    Income/(loss) from
     operations         18,036        9,470     (3,034)        24,472
 Interest expense          (33)        (129)    (4,985)        (5,147)
 Intercompany interest
  income/(expense)         579          565     (1,144)             -
 Other income--net          12          380        925          1,317
                      --------- ------------ ---------- --------------
    Income/(loss)
     before income
     taxes              18,594       10,286     (8,238)        20,642
 Income taxes(b)        (6,931)      (3,206)     4,127         (6,010)
                      --------- ------------ ---------- --------------
    Net income/(loss) $ 11,663  $     7,080  $  (4,111) $      14,632
                      ========= ============ ========== ==============

The "Footnotes to Financial Statements" are integral parts of this financial information.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        CONSOLIDATING STATEMENT OF INCOME
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                            (in thousands)(unaudited)

                                                            Chemed
                       VITAS     Roto-Rooter  Corporate  Consolidated
                      --------- ------------ ---------- --------------
2006
---------------------
 Service revenues and
  sales               $515,411  $   233,812  $       -  $     749,223
                      --------- ------------ ---------- --------------
 Cost of services
  provided and goods
  sold                 418,387      127,625          -        546,012
 Selling, general and
  administrative
  expenses(a)           40,600       67,150      8,529        116,279
 Depreciation            6,412        5,783        270         12,465
 Amortization            3,218           56        960          4,234
 Other expenses -
  net(a)                 2,692            -          -          2,692
                      --------- ------------ ---------- --------------
  Total costs and
   expenses            471,309      200,614      9,759        681,682
                      --------- ------------ ---------- --------------
  Income/(loss) from
   operations           44,102       33,198     (9,759)        67,541
 Interest expense         (156)        (281)   (13,289)       (13,726)
 Intercompany interest
  income/(expense)       3,746        2,889     (6,635)             -
 Loss from impairment
  of investment(a)           -            -     (1,445)        (1,445)
 Loss on extinguishment
  of debt                    -            -       (430)          (430)
 Other income--net          62          452      2,220          2,734
                      --------- ------------ ---------- --------------
  Income/(loss) before
   income taxes         47,754       36,258    (29,338)        54,674
 Income taxes(a)       (17,700)     (13,545)    11,815        (19,430)
                      --------- ------------ ---------- --------------
 Income/(loss) from
  continuing
  operations            30,054       22,713    (17,523)        35,244
 Discontinued
  operations                 -            -     (2,226)        (2,226)
                      --------- ------------ ---------- --------------
  Net income/(loss)   $ 30,054  $    22,713  $ (19,749) $      33,018
                      ========= ============ ========== ==============

2005
---------------------
 Service revenues and
  sales               $460,146  $   218,128  $       -  $     678,274
                      --------- ------------ ---------- --------------
 Cost of services
  provided and goods
  sold(b)              361,703      117,598          -        479,301
 Selling, general and
  administrative
  expenses(b)           40,312       63,892     10,777        114,981
 Depreciation            5,477        6,239        218         11,934
 Amortization            2,963           70        638          3,671
 Other expenses -
  net(b)                     -            -       (801)          (801)
                      --------- ------------ ---------- --------------
  Total costs and
   expenses            410,455      187,799     10,832        609,086
                      --------- ------------ ---------- --------------
  Income/(loss) from
   operations           49,691       30,329    (10,832)        69,188
 Interest expense         (104)        (408)   (15,509)       (16,021)
 Intercompany interest
  income/(expense)       1,769        1,505     (3,274)             -
 Loss on extinguishment
  of debt(b)                 -            -     (3,971)        (3,971)
 Other income--net         134          822      1,688          2,644
                      --------- ------------ ---------- --------------
  Income/(loss) before
   income taxes         51,490       32,248    (31,898)        51,840
 Income taxes(b)       (19,614)     (11,983)    13,405        (18,192)
                      --------- ------------ ---------- --------------
 Income/(loss) from
  continuing
  operations            31,876       20,265    (18,493)        33,648
 Discontinued
  operations                 -            -     (2,015)        (2,015)
                      --------- ------------ ---------- --------------
  Net income/(loss)   $ 31,876  $    20,265  $ (20,508) $      31,633
                      ========= ============ ========== ==============

The "Footnotes to Financial Statements" are integral parts of this financial information.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                         CONSOLIDATING SUMMARY OF EBITDA
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                            (in thousands)(unaudited)

                                                            Chemed
                         VITAS   Roto-Rooter  Corporate  Consolidated
                       -------- ------------ ---------- --------------
2006
-----------------------
Net income/(loss)      $ 7,798  $     8,509  $  (8,346) $       7,961
Add/(deduct):
    Discontinued
     operations              -            -      2,226          2,226
    Interest expense        87           (1)     3,995          4,081
    Income taxes         4,304        4,094     (4,857)         3,541
    Depreciation         2,217        1,900         83          4,200
    Amortization         1,050           16        355          1,421
                       -------- ------------ ---------- --------------
       EBITDA           15,456       14,518     (6,544)        23,430
Add/(deduct):
    EBITDA of VITAS'
     Phoenix operation   2,306            -          -          2,306
    Asset impairment -
     VITAS' Phoenix
     operation           2,419            -          -          2,419
    Loss from
     impairment of
     investment              -            -      1,445          1,445
    Lawsuit settlement     273            -          -            273
    Legal expenses of
     OIG investigation     344            -          -            344
    Stock option
     expense                 -            -        597            597
    Advertising cost
     adjustment (c)          -         (491)         -           (491)
    Interest income        (24)         (29)      (373)          (426)
    Intercompany
     interest
     income/(expense)   (1,397)      (1,088)     2,485              -
                       -------- ------------ ---------- --------------
       Adjusted EBITDA $19,377  $    12,910  $  (2,390) $      29,897
                       ======== ============ ========== ==============

2005
-----------------------
Net income/(loss)      $11,663  $     7,080  $  (4,111) $      14,632
Add/(deduct):
    Interest expense        33          129      4,985          5,147
    Income taxes         6,931        3,206     (4,127)         6,010
    Depreciation         1,922        2,091         73          4,086
    Amortization           984           21        243          1,248
                       -------- ------------ ---------- --------------
       EBITDA           21,533       12,527     (2,937)        31,123
Add/(deduct):
    EBITDA of VITAS'
     Phoenix operation    (601)           -          -           (601)
    Legal expenses of
     OIG Investigation     310            -          -            310
    VITAS transaction
     expense adjustment      -            -       (130)          (130)
    Advertising cost
     adjustment (c)          -         (340)         -           (340)
    Interest income        (33)         (30)      (469)          (532)
    Intercompany
     interest
     income/(expense)     (579)        (565)     1,144              -
                       -------- ------------ ---------- --------------
       Adjusted EBITDA $20,630  $    11,592  $  (2,392) $      29,830
                       ======== ============ ========== ==============

The "Footnotes to Financial Statements" are integral parts of this financial information.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                         CONSOLIDATING SUMMARY OF EBITDA
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                            (in thousands)(unaudited)

                                                             Chemed
                          VITAS   Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
2006
------------------------
Net income/(loss)       $30,054  $    22,713  $ (19,749) $     33,018
Add/(deduct):
  Discontinued
   operations                 -            -      2,226         2,226
  Interest expense          156          281     13,289        13,726
  Income taxes           17,700       13,545    (11,815)       19,430
  Depreciation            6,412        5,783        270        12,465
  Amortization            3,218           56        960         4,234
                        -------- ------------ ---------- -------------
       EBITDA            57,540       42,378    (14,819)       85,099
Add/(deduct):
  EBITDA of VITAS'
   Phoenix operation      3,001            -          -         3,001
  Asset impairment -
   VITAS' Phoenix
   operation              2,419            -          -         2,419
  Loss from impairment
   of investment              -            -      1,445         1,445
  Lawsuit settlement        273            -          -           273
  Legal expenses of OIG
   investigation            818            -          -           818
  Stock option expense        -            -        615           615
  Advertising cost
   adjustment (c)             -       (1,072)         -        (1,072)
  Interest income          (100)         (69)    (1,808)       (1,977)
  Intercompany interest
   income/(expense)      (3,746)      (2,889)     6,635             -
  Loss on extinguishment
   of debt                    -            -        430           430
                        -------- ------------ ---------- -------------
       Adjusted EBITDA  $60,205  $    38,348  $  (7,502) $     91,051
                        ======== ============ ========== =============

2005
------------------------
Net income/(loss)       $31,876  $    20,265  $ (20,508) $     31,633
Add/(deduct):
  Discontinued
   operations                 -            -      2,015         2,015
  Interest expense          104          408     15,509        16,021
  Income taxes           19,614       11,983    (13,405)       18,192
  Depreciation            5,477        6,239        218        11,934
  Amortization            2,963           70        638         3,671
                        -------- ------------ ---------- -------------
       EBITDA            60,034       38,965    (15,533)       83,466
Add/(deduct):
  EBITDA of VITAS'
   Phoenix operation     (2,545)           -          -        (2,545)
  Long-term incentive
   compensation               -            -      2,946         2,946
  Stock option expense        -            -        215           215
  Prior-period insurance
   adjustment                 -       (1,663)         -        (1,663)
  Legal expenses of OIG
   Investigation            564            -          -           564
  VITAS transaction
   expense adjustment         -            -       (801)         (801)
  Advertising cost
   adjustment (c)             -         (969)         -          (969)
  Interest income          (192)        (118)    (1,134)       (1,444)
  Intercompany interest
   income/(expense)      (1,769)      (1,505)     3,274             -
  Loss on extinguishment
   of debt                    -            -      3,971         3,971
                        -------- ------------ ---------- -------------
       Adjusted EBITDA  $56,092  $    34,710  $  (7,062) $     83,740
                        ======== ============ ========== =============

The "Footnotes to Financial Statements" are integral parts of this financial information.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                      RECONCILIATION OF ADJUSTED NET INCOME
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                (in thousands, except per share data)(unaudited)

                                  Three Months Ended Nine Months Ended
                                    September 30,      September 30,
                                  ------------------ -----------------
                                    2006     2005     2006     2005
                                  --------- -------- -------- --------
 Net income/(loss) as reported     $ 7,961  $14,632  $33,018  $31,633

 Add/(deduct):
   Discontinued operations           2,226        -    2,226    2,015
   Net (income)/loss of VITAS'
    Phoenix operation                1,333     (336)   1,864   (1,420)
   Asset impairment VITAS' Phoenix
    Operation                        1,355        -    1,355        -
   Loss on impairment of
    investment                         918        -      918        -
   Lawsuit settlement                  169        -      169        -
   Prior-period tax adjustments     (1,791)  (1,787)  (1,791)  (1,787)
   Aftertax prior period insurance
    adjustment                           -        -        -   (1,014)
   Aftertax cost of long-term
    incentive compensation               -        -        -    1,847
   Aftertax cost of legal expenses
    of OIG investigation               213      192      507      352
   Aftertax stock option expense       379        -      391      137
   Aftertax VITAS transaction
    expense adjustment                   -     (130)       -     (801)
   Aftertax cost of loss on
    extinguishment of debt               -        -      273    2,523
                                  --------- -------- -------- --------

 Adjusted income from continuing
  operations                       $12,763  $12,571  $38,930  $33,485
                                  ========= ======== ======== ========


 Earnings/(Loss) Per Share As
  Reported
   Net income/(loss)               $  0.30  $  0.57  $  1.26  $  1.24
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,190   25,719   26,147   25,453
                                  ========= ======== ======== ========
 Diluted Earnings/(Loss) Per Share
  As Reported
   Net income/(loss)               $  0.30  $  0.55  $  1.23  $  1.21
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,633   26,401   26,750   26,202
                                  ========= ======== ======== ========


 Adjusted Earnings Per Share
   Income from continuing
    operations                     $  0.49  $  0.49  $  1.49  $  1.32
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,190   25,719   26,147   25,453
                                  ========= ======== ======== ========
 Adjusted Diluted Earnings Per
  Share
   Income from continuing
    operations                     $  0.48  $  0.48  $  1.46  $  1.28
                                  ========= ======== ======== ========
   Average number of shares
    outstanding                     26,633   26,401   26,750   26,202
                                  ========= ======== ======== ========

The "Footnotes to Financial Statements" are integral parts of this financial information.



                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                     OPERATING STATISTICS FOR VITAS SEGMENT
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                   (unaudited)

                             Three Months Ended   Nine Months Ended
                                September 30,        September 30,
                             -------------------  -------------------
                               2006      2005       2006      2005
                             --------- ---------  --------- ---------
OPERATING STATISTICS
  Net revenue ($000) (d)
    Homecare                 $128,268  $111,959   $366,888  $319,441
    Inpatient                  21,890    21,321     66,779    63,300
    Continuous care            30,140    27,128     89,587    77,405
                             --------- ---------  --------- ---------
      Total before Medicare
       cap allowance          180,298   160,408    523,254   460,146
    Medicare cap allowance     (5,503)        -     (7,843)        -
                             --------- ---------  --------- ---------
      Total                  $174,795  $160,408   $515,411  $460,146
                             ========= =========  ========= =========
  Net revenue as a percent of
   total before Medicare cap
   allowance
    Homecare                     71.2 %    69.8 %     70.1 %    69.4 %
    Inpatient                    12.1      13.3       12.8      13.8
    Continuous care              16.7      16.9       17.1      16.8
                             --------- ---------   -------- ---------
      Total before Medicare
       cap allowance            100.0     100.0      100.0     100.0
    Medicare cap allowance       (3.1)        -       (1.5)        -
                             --------- ---------  --------- ---------
      Total                      96.9 %   100.0 %     98.5 %   100.0 %
                             ========= =========  ========= =========
  Average daily census
   ("ADC") (days)
    Homecare                    6,670     5,972      6,419     5,719
    Nursing home                3,590     3,366      3,484     3,276
                             --------- ---------  --------- ---------
      Routine homecare         10,260     9,338      9,903     8,995
    Inpatient                     401       404        413       404
    Continuous care               552       517        553       502
                             --------- ---------  --------- ---------
      Total                    11,213    10,259     10,869     9,901
                             ========= =========  ========= =========

  Total Admissions             12,753    12,375     39,718    37,969
  Total Discharges             12,621    12,025     38,640    36,766
  Average length of stay
   (days)                        71.0      66.5       70.5      66.8
  Median length of stay
   (days)                        14.0      13.0       13.0      12.0
  ADC by major diagnosis
    Neurological                 33.6 %    32.1 %     33.4 %    32.0 %
    Cancer                       20.1      21.3       20.1      21.4
    Cardio                       14.7      14.9       14.9      15.1
    Respiratory                   6.9       7.1        7.1       7.1
    Other                        24.7      24.6       24.5      24.4
                             --------- ---------  --------- ---------
      Total                     100.0 %   100.0 %    100.0 %   100.0 %
                             ========= =========  ========= =========
  Admissions by major
   diagnosis
    Neurological                 19.3 %    18.0 %     19.9 %    18.8 %
    Cancer                       37.0      38.3       35.4      36.6
    Cardio                       12.4      12.4       13.2      13.5
    Respiratory                   6.7       6.3        7.2       7.2
    Other                        24.6      25.0       24.3      23.9
                             --------- ---------  --------- ---------
      Total                     100.0 %   100.0 %    100.0 %   100.0 %
                             ========= =========  ========= =========
  Direct patient care
   margins(e)
    Routine homecare             49.1 %    50.4 %     48.8 %    49.9 %
    Inpatient                    16.5      21.3       20.2      22.4
    Continuous care              17.5      18.1       18.7      18.4
  Homecare margin drivers
   (dollars per patient day)
    Labor costs              $  48.21  $  45.04   $  49.15  $  45.58
    Drug costs                   8.46      7.66       8.12      7.71
    Home medical equipment       5.66      5.45       5.58      5.48
    Medical supplies             2.21      2.23       2.15      2.18
  Inpatient margin drivers
   (dollars per patient day)
    Labor costs              $ 269.72  $ 242.70   $ 257.82  $ 240.61
  Continuous care margin
   drivers (dollars per
   patient day)
    Labor costs              $ 467.65  $ 447.99   $ 461.89  $ 441.83
  Bad debt expense as a
   percent of revenues            0.9 %     0.9 %      0.9 %     0.9 %
   Accounts receivable --
    days of revenue
    outstanding                  42.1      42.1        N/A       N/A

  The "Footnotes to Financial Statements" are integral parts of this financial information.


                   CHEMED CORPORATION AND SUBSIDIARY COMPANIES
                        FOOTNOTES TO FINANCIAL STATEMENTS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
                                   (unaudited)

 (a) Included in the results of operations for the three and nine months ended September 30, 2006 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                            Three Months Ended September 30, 2006
                        ----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
     Selling, general
      and administrative
      expenses
       Costs associated
        with OIG
        investigation   $  (344) $         -  $       -  $       (344)
       Stock option
        expense               -            -       (597)         (597)
     Other expenses -
      net
       Asset impairment
        - VITAS' Phoenix
        operation        (2,419)           -          -        (2,419)
       Lawsuit
        settlement         (273)           -          -          (273)
     Loss from
      impairment of
      investment              -            -     (1,445)       (1,445)
                        -------- ------------ ---------- -------------
       Pretax impact on
        earnings         (3,036)           -     (2,042)       (5,078)
     Income tax benefit
      on the above        1,299          927      1,609         3,835
                        -------- ------------ ---------- -------------
       Aftertax impact
        on earnings     $(1,737) $       927  $    (433) $     (1,243)
                        ======== ============ ========== =============

                             Nine Months Ended September 30, 2006
                        ----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
     Selling, general
      and administrative
      expenses
       Costs associated
        with OIG
        investigation   $  (818) $         -  $       -  $       (818)
       Stock option
        expense               -            -       (615)         (615)
     Other expenses -
      net
       Asset impairment
        - VITAS' Phoenix
        operation        (2,419)           -          -        (2,419)
       Lawsuit
        settlement         (273)           -          -          (273)
     Loss from
      impairment of
      investment              -            -     (1,445)       (1,445)
     Loss on
      extinguishment of
      debt                    -            -       (430)         (430)
                        -------- ------------ ---------- -------------
       Pretax impact on
        earnings         (3,510)           -     (2,490)       (6,000)
     Income tax benefit
      on the above        1,479          927      1,772         4,178
                        -------- ------------ ---------- -------------
       Aftertax impact
        on earnings     $(2,031) $       927  $    (718) $     (1,822)
                        ======== ============ ========== =============

 (b) Included in the results of operations for the three and nine months ended September 30, 2005 are the following significant credits/(charges) which may not be indicative of ongoing operations (in thousands):

                            Three Months Ended September 30, 2005
                        ----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
     Selling, general
      and administrative
      expenses
       Costs associated
        with OIG
        investigation   $  (310) $         -  $       -  $       (310)
       Adjustments to
        transaction-
        related costs of
        the VITAS
        acquisition           -            -        130           130
                        -------- ------------ ---------- -------------
       Pretax impact on
        earnings           (310)           -        130          (180)
     Income tax benefit
      on the above          118          952        835         1,905
                        -------- ------------ ---------- -------------
       Aftertax impact
        on earnings     $  (192) $       952  $     965  $      1,725
                        ======== ============ ========== =============

                             Nine Months Ended September 30, 2005
                        ----------------------------------------------
                         VITAS    Roto-Rooter  Corporate  Consolidated
                        -------- ------------ ---------- -------------
     Cost of services
      provided and goods
      sold
       Favorable
        adjustment to
        casualty
        insurance
        accruals related
        to prior years'
        experience      $     -  $     1,663  $       -  $      1,663
     Selling, general
      and administrative
      expenses
       Long-term
        incentive
        compensation          -            -     (2,946)       (2,946)
       Costs associated
        with OIG
        investigation      (564)           -          -          (564)
       Stock option
        expense               -            -       (215)         (215)
       Adjustments to
        transaction-
        related costs of
        the VITAS
        acquisition           -            -        801           801
     Loss on
      extinguishment of
      debt                    - -     (3,971)       (3,971)
                        -------- ------------ ---------- -------------
       Pretax impact on
        earnings           (564)       1,663     (6,331)       (5,232)
     Income tax benefit
      on the above          212          303      3,460         3,975
                        -------- ------------ ---------- -------------
       Aftertax impact
        on earnings     $  (352) $     1,966  $  (2,871) $     (1,257)
                        ======== ============ ========== =============

 (c) Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $4,646,000 and $4,362,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2006 and 2005 would total $5,137,000 and $4,702,000, respectively. For the nine months ended September 30, 2006 and 2005, GAAP advertising expense for Roto-Rooter totaled $13,984,000 and $12,685,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2006 and 2005 would total $15,056,000 and $13,654,000, respectively.

 (d) VITAS has 6 large (greater than 450 ADC), 15 medium (greater than 200 but less than 450 ADC) and 21 small (less than 200 ADC) hospice programs. There are three programs with estimated Medicare Cap billing limitations for the 2006 measurement period. There is one other program with Medicare Cap cushion of less than 10% for the 2006 measurement period. No other programs have an estimated Medicare Cap cushion of less than 10% for the 2006 measurement period

 (e) Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.


    CONTACT: Chemed Corporation
             David P. Williams, 513-762-6901